Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of February 26, 2004 (the “Effective Date”) among Continental Southern Resources, Inc., a Nevada corporation (the “Company”), and the parties set forth on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S:

A.            Concurrent with the execution hereof, the Purchasers have either purchased shares of the Company’s Common Stock (as defined below) pursuant to conversions of promissory notes or convertible preferred stock or currently own shares of Common Stock.

B.            Concurrent with the execution hereof, the Company will conduct a closing of a private placement (the “Private Placement”) of at least 22,500,000 shares of Common Stock pursuant to that certain Private Placement Memorandum dated January 23, 2004, as amended to date (the “PPM”), pursuant to Subscription Agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) by and between the Company and each purchaser in the Private Placement (collectively and together with their successors and permitted assigns, the “Private Placement Purchasers”).

B.            The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Subscription Agreements, the parties mutually agree as follows:

A G R E E M E N T:

1.             Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Blackout Period” means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the

Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 60 Trading Days in any 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing Date” means February 19, 2004, or such other time as is mutually agreed between the Company and the Private Placement Purchasers for the closing of the Placement.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Holder” means each Purchaser or any of such Purchaser’s respective successors and Permitted Assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser, including from any Permitted Assignee.

“Inspector” means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 4(j).

“Majority Holders” means at any time Holders of a majority of the Registrable Securities.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

The terms “register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Private Placement Purchasers Registration Rights Agreement”  means that certain registration rights agreement by and between the Company and the Private Placement Purchasers in substantially the form attached hereto as Exhibit B.

“Registrable Securities” means shares of Common Stock issued to each Purchaser pursuant to the conversions described in Recital A or owned of record or beneficially by such Holder on the Closing Date as set forth on Exhibit A hereto, excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Statement” means the registration statement required to be filed by the Company pursuant to Section 3(a) of the Private Placement Purchasers Registration Rights Agreement or a registration statement pursuant to which the Private Placement Purchasers have a right to be included in pursuant to Section 3(b) of the Private Placement Purchasers Registration

Rights Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means a day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.             Term.  This Agreement shall continue in full force and effect for a period of two (2) years from the Effective Date, unless terminated sooner hereunder.

3.             Registration.

(a)           Intentionally omitted.

(b)           Piggyback Registration.  If the Company files a Registration Statement, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include in such registration (and any related qualification under blue sky laws or other compliance) (a “Piggyback Registration”), all of the Registrable Securities specified in a written request or requests, made within 10 calendar days after receipt of such written notice from the Company, by any Holder or Holders.  However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company, the Private Placement Purchasers or such other shareholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(c)           Underwriting.  If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b).  In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling shareholders, as applicable.  Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise all

Holders (except those Holders who failed to timely elect to distribute their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

(i)            In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company, second, subject to obligations and commitments existing as of the date hereof, to the Private Placement Purchasers who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included and third, all other selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(ii)           In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by the Private Placement Purchasers, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Private Placement Purchasers and then, subject to obligations and commitments existing as of the date hereof, to all other selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included; and

(iii)          In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by any other shareholder or shareholders of the Company, then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand, second, subject to obligations and commitments existing as of the date hereof, to the Private Placement Purchasers who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included and third, subject to obligations and commitments existing as of the date hereof, to all other selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.  The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4.             Registration Procedures.  In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof.  With respect to any registration statement filed pursuant to Section 3, the Company will use its commercially reasonable best efforts to:

(a)           prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form S-1, Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, (ii) the availability under Rule 144 for the Holder to immediately, freely resell without restriction all Registrable Securities covered by the registration statement, (iii) one year after a registration statement filed pursuant to Section 3(a) is declared effective by the Commission (provided, however, that if the Company files a registration Form S-1 and subsequently becomes eligible to use Form S-3, it may file a post-effective amendment to such Form S-1 on Form S-3 prior to the end of such period and use its best efforts to cause such registration statement as amended to become effective until the end of such one-year period), or (iv) the termination of the effectiveness period determined in accordance with the Private Placement Investors Registration rights Agreement (in either case, the “Effectiveness Period”); provided, however, if at the end of such one-year period, any Holder is not able to immediately, freely resell all Registrable Securities that it owns, the Effectiveness Period shall continue until terminated pursuant to clause (i) or (ii) (but in no event, more than two years after the SEC Effective Date); and provided that no later than two business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company shall notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)           if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)           furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii)  such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)           use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)            as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company’s attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or S-3 Blackout Period;

(g)           comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the SEC Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(h)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)            permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holders’ sole cost and expense to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(j)            make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder’s sole expense, all Records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 4(j), which agreement shall permit such Inspector to disclose records to the Holder who has retained such Inspector.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential.  The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(k)           use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)            provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)          cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(n)           take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.             Suspension of Offers and Sales.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in Section 4(a)(iii) hereof shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

6.             Registration Expenses.  The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided above in Section 10, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

7.             Intentionally Omitted.

8.             Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

9.             Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

10.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the foregoing shall not ally to, and the Company shall not be liable, in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) to the extent that the Holders failed to comply with the terms of the plan of distribution mechanics described in the applicable prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 10 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person within the meaning of the Securities Act of any such underwriter or other Holder, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, (i) insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) to the extent that the Holders failed to comply with the terms of the plan of distribution mechanics described in the applicable prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder, and such Holder shall reimburse the Company, and each such director, officer, legal counsel and accountants, underwriter, other Holder, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 10(b) shall in no event exceed the gross proceeds from the offering received by such Holder.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 10(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)           In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 10(c) or in the case of the expense reimbursement obligation set forth in Section 10(a) and (b), the indemnification required by Section 10(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)            Other Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

11.           Miscellaneous

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, Harris County, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(c)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)           Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:	Continental Southern Resources, Inc.
111 Presidential Boulevard, Suite 158A
Bala Cynwyd, Pennsylvania 19004
Attention:
Facsimile:
e-mail:

If to the Purchasers:	To each Purchaser at the address
set forth on Exhibit A

or at such other address as any party shall have furnished to the other parties in writing.

(e)           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(g)           Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)           Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 11(h), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.  In addition, the rights of Holders hereunder are derivative of the rights of the Private Placement Purchasers under the Private Placement Purchasers Registration Rights Agreement.  Accordingly, the Private Placement Purchasers have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement by amending the Private Placement Purchasers Registration Rights Agreement without the consent or approval of any of the Purchasers.

(i)            Release.  The undersigned, for itself and on behalf of its equity owners, directors, officers, managers, affiliates, successors and assigns if the undersigned is an entity, or for himself and on behalf of his heirs, assigns, beneficiaries, executors, and administrators does hereby fully and irrevocably remise, release and forever discharge the Company and each of its directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns, of and from any and all manner of claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts and expenses (including claims for attorneys’ fees and costs) of every kind, either in law or in equity, whether contingent, mature, known or unknown, or suspected or unsuspected (collectively, “Claims”),  including, without limitation, any Claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort, and any claims arising under any other laws or regulations of any nature whatsoever, which the undersigned ever had, now has or may have under, relating to or arising from any prior agreement between the Company and the undersigned.   Additionally, the undersigned represents, warrants and covenants that it has not, and at the time this release becomes effective will not, have sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of any of the Claims herein released.  The undersigned further agrees and covenants not to sue or to bring, or assign to any third person, any Claims or charges against the Company or any of their directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors or assigns, with respect to any matter covered by the release set forth in this paragraph, and not to assert against the Company, or any of its directors, officers, affiliates, employees, agents, attorneys, accountants, successors or assigns, any action, grievance, suit, litigation or proceeding for any matter covered by the release set forth in this paragraph.

[Signatures on following page]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:	/s/Stephen P. Harrington
Name: Stephen P. Harrington
Its: President

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/John Paul Dejoria

Name:	John Paul DeJoria
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

millennium global high yield fund limited

By:	/s/ J. Strubt
Name:	J. Strubt
Its:	Portfolio Manager
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/Timothy Tatum

Name:	Timothy Tatum
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

ram trading ltd.

By:	/s/ James R. Park
Name:	James R. Park
Its:	VP Ritchie Capital Management, LLC
Investment Advisor to RAM Trading Ltd
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

bear stearns as custodian for nathan a. low
roth ira

By:	/s/ N. Low
Name:	N. Low
Its:	Sole Administrator
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

caddo management, inc.

By:	/s/ Jeffrey D.J. Kallenberg
Name:	Jeffrey D.J. Kallenberg
Its:	President
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

chattanooga ventures llc

By:	/s/John D. Crammer
Name:	John D. Crammer
Its:	Manager
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

hsbc global custody nominee (uk) limited

By:	/s/ M A Sufi
Name:	M A Sufi
Its:
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

for and on behalf of deutsche bank
nominees (jersey) limited ak haml

By:	/s/A K Haml
Name:	A K Haml
Its:	Authorized Signatories

(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/ Michael Marcus

Name:	Michael Marcus
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:	/s/William F. Miller, III
Name:	William F. Miller, III
Its:
(Entity)

/s/ William F. Miller, III
Name:	William F. Miller, III
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/Steven B. Rosner

Name:	Steven B. Rosner
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/Michael J. Garnick

Name:	Michael J. Garnick
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:	Kenneth David Stevenson
Name:
Its:
(Entity)

/s/ K. David Stevenson

Name:	K. David Stevenson
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

capital growth investment trust

By:	/s/ Vicke Appel
Name:
Its:	TTEE
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

feq investments, inc.

By:	/s/Ernest A. Barnes
Name:
Its:
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

rhodes ventures

By:	/s/ Enrique Sibauste
Name:	Enrique Sibauste
Its:	Assistant Secretary
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/ Steven B. Wyatt

Name:	Steven B. Wyatt
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

hba gas, inc.

By:	/s/Ernest A. Fradts
Name:
Its:
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

RMS Advisors, Inc.

By:	/s/ Illegible
Name:
Its:
(Entity)

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:
Name:
Its:
(Entity)

/s/ Shai Stern

Name:	Shai Stern
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

By:	/s/ Nathan Low
Name:	Nathan Low
Its:
(Entity)

/s/ Nathan Low

Name:	Nathan Low
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

nautica holdings, ltd

By:	/s/ Mark Tompkins
Name:	Mark Tompkins
Its:	President
(Entity)

By: sanders morris harris inc.,
Agent and Attorney-in-fact

Name:
(Individual)

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name:
Its:

PURCHASERS:

The Purchasers listed on Exhibit A attached hereto

Trident Growth Fund, L.P.

By:	/s/ Scott Cook
Name:	Scott Cook
Its:	General Partner
(Entity)

Name:
(Individual)

Exhibit A

Purchaser Information

[Schedule of Purchasers and share numbers]

EXHIBIT B

Registration Rights Agreement

This Registration Rights Agreement (the “Agreement”) is made and entered into as of February 26, 2004 (the “Effective Date”) among Continental Southern Resources, Inc., a Nevada corporation (the “Company”), the parties set forth Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”), and the parties set forth on the signature page.

R e c i t a l s:

A.            The Purchasers have purchased shares of the Company’s Common Stock (as defined below) pursuant to Subscription Agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) by and between the Company and each Purchaser.

B.            The Company has issued a warrant (the “Warrant”) to purchase shares of the Company’s Common Stock to Sanders Morris Harris Inc., a Texas corporation (“SMH”).

C.            Lancer Offshore, Inc., an international business company organized under the laws of the British Virgin Islands, and Lancer Partners, LP, a Connecticut limited partnership (together, “Lancer”), own shares of the Company’s Common Stock.

D.            The Company, the Purchasers, SMH, and Lancer desire to set forth the registration rights to be granted by the Company to the Purchasers, SMH, and Lancer.

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, in the Subscription Agreements, or otherwise, the parties mutually agree as follows:

A g r e e m e n t:

1.             Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Blackout Period” means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Purchasers, SMH, and Lancer that they are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 60 Trading Days in any 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing Date” means February 26, 2004, or such other time as is mutually agreed between the Company and the Purchasers for the closing of the sale referred to in Recital A above.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Equity Securities” means (i) any Common Stock, (ii) any security convertible, with or without consideration, into any Common Stock (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, or (iv) any such warrant or right.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all

2

of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Holder” means each Purchaser, SMH, Lancer, or any successor or Permitted Assignee of a Purchaser, SMH, or Lancer who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser, SMH, or Lancer, including from any Permitted Assignee.

“Inspector” means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 4(j).

“Offering Price” means the Offering Price set forth in the Placement Agent Agreement dated January 23, 2004, between the Company and SMH.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

The terms “register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (i) shares of Common Stock issued to each Purchaser pursuant to the Subscription Agreements (ii) shares of Common Stock issued or issuable to SMH pursuant to the Warrant, and (ii) 2,000,000 shares of Common Stock owned by Lancer, but in each case excluding (A) any Registrable Securities that have been publicly sold or may be publicly sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (B) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (C) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

3

“Registration Statement” means the registration statement required to be filed by the Company pursuant to Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means a day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.             Term.  This Agreement shall continue in full force and effect for a period of two (2) years from the Effective Date, unless terminated sooner hereunder.

3.             Registration.

(a)           Registration on Form S-1 or S-3.  As promptly as reasonably practicable after the date hereof, but in any event not later than 180 days after the Closing Date (the “Registration Filing Date”), the Company shall file with the Commission a shelf registration statement on Form S-1 or, if the Company is eligible to use such form, Form S-3 relating to the resale by the Holders of all of the Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any Blackout Period, in which case the Registration Filing Date shall be extended to the date immediately following the last day of such Blackout Period.

(b)           Piggyback Registration.  If prior to the date that the Company files a registration pursuant to Section 3(a), the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8), (ii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, the Company shall

4

promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include in such registration (and any related qualification under blue sky laws or other compliance) (a “Piggyback Registration”), all of the Registrable Securities specified in a written request or requests, made within 10 calendar days after receipt of such written notice from the Company, by any Holder or Holders.  However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other shareholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(c)           Underwriting.  If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b).  In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling shareholders, as applicable.  Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise all Holders (except those Holders who failed to timely elect to distribute their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

(j)            In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(ii)           In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a shareholder or shareholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

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No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.  The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4.             Registration Procedures.  In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof.  With respect to any registration statement filed pursuant to Section 3, the Company will use its commercially reasonable best efforts to:

(a)           prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form S-1, Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, (ii) the availability under Rule 144 for the Holder to immediately, freely resell without restriction all Registrable Securities covered by the registration statement, (iii) one year after a registration statement filed pursuant to Section 3(a) is declared effective by the Commission (provided, however, that if the Company files a registration Form S-1 and subsequently becomes eligible to use Form S-3, it may file a post-effective amendment to such Form S-1 on Form S-3 prior to the end of such period and use its best efforts to cause such registration statement as amended to become effective until the end of such one-year period), or (iv) 90 days after a Piggyback Registration is declared effective by the Commission (in either case, the “Effectiveness Period”); provided, however, if at the end of such one-year period, any Holder is not able to immediately, freely resell all Registrable Securities that it owns, the Effectiveness Period shall continue until terminated pursuant to clause (i) or (ii)(but in no event, more than two years after the SEC Effective Date); and provided that no later than two business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to (A) one special counsel (“Holders Counsel”) selected by the Company for the benefit of the Holders (which Holders Counsel initially shall be John T. Unger of Thompson & Knight LLP, Houston, Texas) and David E. Wells of Hunton & Williams, LLP, counsel to Lancer, copies of all such documents proposed to be filed (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed, which documents shall be subject to the review of such Holders Counsel, and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued

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or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)           if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)           furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii)  such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)           use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)            as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company’s attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or

7

prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)           comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the SEC Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(h)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)            permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holders’ sole cost and expense (except as otherwise specifically provided in Section 6) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(j)            make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder’s sole expense, all Records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect

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thereto, substantially in the form of this Section 4(j), which agreement shall permit such Inspector to disclose records to the Holder who has retained such Inspector.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential.  The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(k)           use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)            provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)          cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(n)           take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.             Suspension of Offers and Sales.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the

9

Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in Section 4(a)(iii) hereof shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

6.             Registration Expenses.  The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants, and the reasonable fees and disbursements of a Holders Counsel; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided above in this Section 6 and Section 10, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

7.             Preemptive Rights.

(a)           Subsequent Offerings.  In the event the Company issues and sells Equity Securities other than the Equity Securities excluded by Section 7(e) hereof at a price or conversion or exercise price, as the case may be, that is less than $2.00 per share of Common Stock, each Holder who qualifies as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities act (an “Eligible Holder”) shall have a preemptive right to purchase such number of shares of Equity Securities necessary for such Eligible Holder to maintain its percentage ownership position in the Company.  Each Eligible Holder’s preemptive share is equal to the ratio of (a) the number of shares of the Company’s Common Stock of which such Eligible Holder is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of any security of the Company or upon the exercise of any outstanding warrants, options, or rights to subscribe to or purchase any Common Stock or other security of the Company) immediately prior to the issuance of the Equity Securities.

(b)           Exercise of Preemptive Rights.  If the Company issues any Equity Securities, it shall give each Eligible Holder written notice of such issuance, describing the Equity Securities and the price and the terms and conditions upon which the Company issued the same and shall provide each Eligible Holder with access to any information regarding such offering and the Company, provided to the purchasers of Equity Securities.  Each Eligible Holder shall have 10 Business Days from the giving of such notice to exercise its preemptive right to purchase Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be

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purchased.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Holder who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

(c)           Issuance of Equity Securities to Other Persons.  The Company shall have 90 days after expiration of the 10-Business Day period set forth in Section 7(b) to sell the Equity Securities in respect of which the Holders’ rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company’s notice to the Eligible Holders pursuant to Section 7(b) hereof.  If the Company has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 7(b), the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Eligible Holders in the manner provided above.

(d)           Termination and Waiver of Preemptive Rights.  The preemptive rights established by this Section 7 shall terminate upon the earlier of (i) the effective date of a registration statement pursuant to Section 3(a) or (ii) twelve months after the Closing Date.

(e)           Excluded Securities.  The preemptive rights established by this Section 4 shall have no application to any of the following Equity Securities:

(i)            up to 7,200,000 shares (as may be adjusted for any stock dividend, combinations, splits, recapitalizations and the like) of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the board of directors of the Company;

(ii)           capital stock of the Company issued or issuable pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement, and capital stock issued pursuant to or upon the exercise of any such rights or agreements granted after the date of this Agreement; provided that in the case of rights or agreements granted after the date of this Agreement, the pre-emptive right established by this Section 7 applied with respect to the initial sale or grant by the Company of such rights or agreements and such rights or agreements were approved by the board of directors of the Company;

(iii)          shares of Common Stock issued in connection with any stock split, dividend, combination, distribution, or recapitalization;  or

(iv)          any Equity Securities issued for consideration other than cash in connection with any merger, consolidation, strategic alliance, acquisition, or similar business combination approved by the board of directors of the Company.

8.             Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder

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may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

9.             Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

10.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the foregoing shall not apply to, and the Company shall not be liable, in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or

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prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 10 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person within the meaning of the Securities Act of any such underwriter or other Holder, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder, and such Holder shall reimburse the Company, and each such director, officer, legal counsel and accountants, underwriter, other

13

Holder, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 10(b) shall in no event exceed the gross proceeds from the offering received by such Holder.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 10(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(e)           In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 10(c) or in the case of the expense reimbursement obligation set forth in Section 10(a) and (b), the indemnification required by Section 10(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss,

14

liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)            Other Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

11.           Miscellaneous

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, Harris County, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(c)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

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(d)           Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:	Continental Southern Resources, Inc.
111 Presidential Boulevard, Suite 158A
Bala Cynwyd, Pennsylvania 19004
Attention: Stephen P. Harrington
Facsimile: 610-
e-mail: shags@comcast.com

If to the Purchasers:	To each Purchaser at the address
set forth on Exhibit A

with a copy to:	Sanders Morris Harris Inc.
600 Travis, Suite 3100
Houston, Texas 77002
Attention: President
Facsimile: (713) 224-1101
e-mail: ben.morris@smhhou.com

If to Lancer:	Marty Steinberg, Esq., as the Receiver for
Lancer Management Group II, LLC, Lancer Offshore, Inc.,
and as the party in control of Lancer Partners, LP.
c/o David E. Wells
Hunton & Williams, LLP
1111 Brickell Avenue,
Suite 2500
Miami, Florida 33131
Facsimile: (305) 810-2460
e-mail: dwells@hunton.com

or at such other address as any party shall have furnished to the other parties in writing.

(e)           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of

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any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(g)           Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)           Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 11(h), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

(i)            Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Share then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holder hereunder.

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

Continental Southern Resources, Inc.

By:
Name: Stephen P. Harrington
Title: President

Sanders Morris Harris Inc., Individually and as Agent and Attorney in Fact for the Purchasers listed on Exhibit A attached hereto

By:
Name:	Frederic L. Saalwachter
Title:	Managing Director

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Lancer Offshore, Inc.

By
Name:	Marty Steinberg
Title:	Receiver

Lancer Partners, LP

By
Name:	Marty Steinberg
Title:	Party in Control

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Exhibit A

Purchaser Information

[INTENTIONALLY OMITTED]

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